The Board of Trustees has approved submitting the following matters to shareholders of the fund for approval at a special meeting of shareholders expected to be held in December 2011:

1.	To elect a new board of trustees of MFS Variable Insurance Trust II, of which the fund is a series.

2.
To approve a new investment advisory agreement for the fund with MFS to standardize and modernize the agreement. The current investment advisory agreement provides that MFS will bear the fund's operating expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, which exceed 1.25% of the average net assets of the fund incurred during any fiscal year. The proposed agreement would not contain such a limitation in the agreement.

3.	To restate certain fundamental investment policies for the fund.

4.	To approve an amended concentration policy to require investing at least 25% of the fund's assets in issuers in the financial services sector.

Proxy materials containing more information about these proposals are expected to be mailed to shareholders of the fund on or about October 17, 2011.

Effective immediately, the following is added at the end of the sub-section entitled "Principal Investment Strategies" beneath the main heading "Summary of Key Information":

The Board of Trustees has approved submitting the following concentration policy to shareholders of the fund for approval at a special meeting of shareholders expected to be held in December 2011:

MFS will invest 25% or more of the fund's assets in issuers in the financial services sector.

Effective immediately, the sub-section entitled "Other Considerations" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is replaced in its entirety by the following:

Other Considerations
Frequent Trading

General Purchase and Exchange Limitation Policies.  The fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order. MFS anticipates that shareholders will purchase and sell shares of the fund frequently because the fund is intended to serve as a liquid cash investment. As a result, the Board of Trustees of the fund has not adopted policies and procedures designed to discourage frequent fund share transactions.

Frequent Trading Risks.  To the extent that there are large or frequent purchases and /or redemptions in the fund, these purchases and/or redemptions can interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.

Potential Conflicts. Shares of the fund are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other (“shared funding”) and may serve as the underlying investments for both variable annuity and variable life insurance contracts (“mixed funding”). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the Board of Trustees which oversees the fund will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in the fund. This might force the fund to sell securities at disadvantageous prices.